UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                               __________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 14, 2005
                Date of Report (Date of earliest event reported)

                               __________________

                        Factory Card & Party Outlet Corp.
             (Exact name of registrant as specified in its charter)

                               __________________


           Delaware                 333-21859                36-3652087
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)


                   2727 Diehl Road, Naperville, Illinois 60563
               (Address of principal executive offices) (Zip Code)

                                 (630) 579-2000
                         (Registrant's telephone number)

                               __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
           ---------------------------------------------

     On June 14, 2005, Factory Card & Party Outlet Corp. issued a press release reporting first quarter 2005 results. A copy of Factory Card & Party Outlet Corp's press release is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

     (c) Exhibits


         99.1 Press Release issued by Factory Card & Party Outlet Corp. dated June 14, 2005.



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

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FACTORY CARD & PARTY OUTLET CORP.

                                       By: /s/ James D. Constantine
                                           -------------------------------------
                                           James D. Constantine
Dated: June 14, 2005                       Executive Vice President and Chief
                                           Financial and Administrative Officer



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

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

   99.1 Press Release issued by Factory Card & Party Outlet Corp. dated June 14, 2005



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